                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.20549

                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             POWERSHARES(TM) XTF(TM)
                            XCHANGE TRADED FUNDS(TM)

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                     C/O POWERSHARES CAPITAL MANAGEMENT LLC
                             301 WEST ROOSEVELT ROAD
                             WHEATON, ILLINOIS 60187

                                                                     May 1, 2006

Dear Shareholder:

On January 23, 2006, PowerShares Capital Management LLC ("POWERSHARES") and certain owners thereof, AMVESCAP PLC ("AMVESCAP") and A I M Management Group, Inc., an indirect wholly-owned subsidiary of AMVESCAP, entered into a definitive agreement pursuant to which AMVESCAP will acquire PowerShares (the "ACQUISITION"). PowerShares is the investment adviser to each portfolio (each, a "FUND" and, together, the "FUNDS") of the PowerShares Exchange-Traded Fund Trust (the "TRUST"). When the Acquisition is consummated, the existing investment advisory agreement between the Trust, on behalf of each Fund, and PowerShares will automatically terminate. Accordingly, in order for PowerShares to continue to serve as investment adviser to the Funds after completion of the Acquisition, shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and PowerShares.

Important facts about the Acquisition are:

     - The Acquisition has no effect on the number of Fund shares you own or the value of those Fund shares.

     - PowerShares will continue to provide investment advisory services to the Funds.

     - The contractual advisory fee rate payable by your Fund under its current investment advisory agreement with PowerShares will not increase.

     - The terms of the new investment advisory agreement are substantially identical to the terms of the existing investment advisory agreement.

Shareholders are also being asked to approve certain other matters that have been set forth in the Trust's Notice of Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST HAS APPROVED EACH OF THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS.

Since all of the Funds are required to conduct shareholder meetings and shareholders of each of the Funds vote separately, if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return EACH proxy card you receive.

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Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE, EITHER BY COMPLETING
AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, BY TELEPHONE OR THROUGH THE INTERNET.

PowerShares has retained The Altman Group, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the meeting date approaches, if you do NOT vote, you may receive a phone call from them asking for your vote. If you have any questions concerning the proxy, please feel free to call 1-800-884-5197.

Respectfully,


H. Bruce Bond
President

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS. WE ENCOURAGE ALL SHAREHOLDERS TO PARTICIPATE IN THE GOVERNANCE OF THEIR FUND.

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                     C/O POWERSHARES CAPITAL MANAGEMENT LLC
                             301 WEST ROOSEVELT ROAD
                             WHEATON, ILLINOIS 60187

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2006

Dear Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders (the "MEETING") of each portfolio (each, a "FUND" and, together, the "FUNDS") of the PowerShares Exchange-Traded Fund Trust (the "TRUST") will be held on Wednesday, June 14, 2006 at the offices of PowerShares Capital Management LLC, 301 West Roosevelt Road, Wheaton, Illinois 60187 at 10:00 a.m., Central time. Shareholders will be voting on the following proposals at the Meeting:

     1. For each Fund, to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and PowerShares Capital Management LLC ("POWERSHARES"), the investment adviser to the Fund. The new investment advisory agreement will be effective upon the consummation of the acquisition of PowerShares by AMVESCAP PLC pursuant to the terms of the Purchase Agreement dated as of January 23, 2006 by and among PowerShares and certain owners thereof, AMVESCAP PLC and A I M Management Group, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC (the "ACQUISITION"). The terms of the new investment advisory agreement are substantially identical to the terms of the existing investment advisory agreement between the Trust and PowerShares.

     2. For each Fund, to approve a change in the classification of its investment objective from a fundamental investment policy to a non-fundamental investment policy.

     3. For PowerShares Golden Dragon Halter USX China Portfolio only, to change the PowerShares Golden Dragon Halter USX China Portfolio from a diversified fund to a non-diversified fund.

     4. To consider and act upon any other business as may properly come before the Meeting and any and all adjournments thereof.

     Only shareholders of record of each Fund as of the close of business on April 21, 2006 are entitled to notice of, and to vote at, the Meeting and at any and all adjournments thereof.

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     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO
AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD(S) AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD(S) AS A GUIDE. TO VOTE THROUGH THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD(S) AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD(S) AS A GUIDE. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING.

                         POWERSHARES EXCHANGE-TRADED FUND TRUST
                         By Order of the Board of Trustees,


                         Keith Ovitt
                         Secretary

Dated: May 1, 2006

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                     C/O POWERSHARES CAPITAL MANAGEMENT LLC
                             301 WEST ROOSEVELT ROAD
                             WHEATON, ILLINOIS 60187

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2006

     This Proxy Statement is furnished by the Board of Trustees (the "BOARD") of the PowerShares Exchange-Traded Fund Trust (the "TRUST") in connection with the solicitation of proxies to be voted at the Special Meeting of Shareholders of each portfolio (each, a "FUND" and, together, the "FUNDS") of the Trust to be held on Wednesday, June 14, 2006 at the offices of PowerShares Capital Management LLC, 301 West Roosevelt Road, Wheaton, Illinois 60187 at 10:00 a.m., Central time (the "MEETING") and at any and all adjournments thereof. The Board has fixed the close of business on April 21, 2006 as the record date (the "RECORD DATE") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting and at any and all adjournments thereof. It is expected that the Notice of Special Meeting, this Proxy Statement and proxy card(s) will be mailed to shareholders on or about May 1, 2006.

     The proposals (the "PROPOSALS" and, each, a "PROPOSAL") to be submitted to shareholders at the Meeting are as follows:

     1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and PowerShares Capital Management LLC (the "NEW ADVISORY AGREEMENT").

          SHAREHOLDERS OF EACH FUND MAY VOTE ON PROPOSAL 1.

     2. To approve a change in the classification of each Fund's investment objective from a fundamental investment policy to a non-fundamental investment policy.

          SHAREHOLDERS OF EACH FUND MAY VOTE ON PROPOSAL 2.

     3. To change the PowerShares Golden Dragon Halter USX China Portfolio from a diversified fund to a non-diversified fund.

          ONLY SHAREHOLDERS OF POWERSHARES GOLDEN DRAGON HALTER USX CHINA PORTFOLIO MAY VOTE ON PROPOSAL 3.

     As of April 21, 2006, the number of shares of beneficial interest of each Fund of the Trust outstanding and entitled to vote at the Meeting are set forth in Appendix A. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Shareholders of each Fund will vote separately on the Proposals applicable to each Fund. The failure to approve a Proposal by one Fund will not affect the approval by another Fund.

     Information about AMVESCAP PLC ("AMVESCAP"), A I M Management Group, Inc. ("A I M") and PowerShares Capital Management LLC ("POWERSHARES" or the "ADVISER") has been provided by AMVESCAP, A I M and PowerShares, respectively.

     If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card. If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for each Proposal on which you are entitled to vote. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a Proposal, the proxy will be voted "FOR" the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time they are voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting and voting in person at the Meeting.

     If you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, and you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary. Any previously executed proxy will be revoked, and your vote will not be counted, unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

EXPENSES

     The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and all other costs in connection with the solicitation of proxies to be voted at the Meeting, estimated to be approximately $1,665,000, will be borne by the Adviser, AMVESCAP and A I M, as mutually agreed upon by the parties, and will include reimbursement to brokerage firms and others for their reasonable expenses in communicating with, and forwarding proxy solicitation materials to, the person(s) for whom they hold shares of the Funds, and will include printing, legal and other costs related thereto. The Funds will not bear any of the expenses listed above. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, who will not be paid for these services. The Funds have also engaged a proxy solicitation firm, The Altman Group, Inc., to solicit proxies by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $18,500, plus out-of-pocket expenses. This expense will also not be borne by the Funds.

     The Trust will furnish, without charge, copies of its annual report for its fiscal year ended April 30, 2005 and its semi-annual report for the period ended October 31, 2005 to any shareholder of the Trust requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Trust, c/o ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling 1-800-843-2639.

     The Board of Trustees of the Trust unanimously recommends that you vote "FOR" all of the Proposals set forth in the Notice of Special Meeting of Shareholders. For information about the Board's deliberations and the reasons for its recommendations, please see "Board of Trustees' Considerations."

                  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                                  (PROPOSAL 1)

BACKGROUND

     The Trust is an exchange-traded fund registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 ACT"), currently composed of thirty-seven (37) separate exchange-traded funds, and each Fund's shares are registered under the Securities Act of 1933, as amended. The Adviser currently serves as investment adviser to each Fund pursuant to an investment advisory agreement, as amended and restated as of September 25, 2005, entered into by and between the Adviser and the Trust, on behalf of each Fund (the "EXISTING ADVISORY AGREEMENT"). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"). The combined assets of the Funds were approximately $5.5 billion as of March 31, 2006.

THE ACQUISITION

     On January 23, 2006, PowerShares and certain owners thereof entered into a definitive agreement (the "PURCHASE AGREEMENT") with AMVESCAP and A I M, an indirect wholly-owned subsidiary of AMVESCAP, pursuant to which AMVESCAP will acquire all of the outstanding equity of PowerShares (the "ACQUISITION") in exchange for a cash payment of approximately $60 million payable at the closing (the "CASH PAYMENT"). Subject to the terms of the Purchase Agreement, additional consideration (the "ADDITIONAL CONSIDERATION") totaling up to $670 million may be paid as follows: $40 million payable in cash when management fees for any 30-day period following January 23, 2006 total $17.5 million on an annualized basis (the "FIRST PAYOUT"), $130 million payable when aggregate management fees total $50 million or more in any consecutive 12-month period during the four-year period following the closing (the "SECOND PAYOUT") and up to $500 million payable following the fifth anniversary of the closing based upon the growth in management fees over the five-year period following the closing of the Acquisition (the "THIRD PAYOUT"). At AMVESCAP's option, up to 35% of the latter two contingent payments totaling $630 million may be paid in AMVESCAP stock. As a result of the Acquisition, PowerShares will become a wholly-owned subsidiary of AMVESCAP.

     Consummation of the Acquisition is subject to certain terms and conditions, including, among others, (i) PowerShares and AMVESCAP obtaining certain required regulatory approvals and (ii) the shareholders of each Fund (other than certain specified Funds) approving the New Advisory Agreement with PowerShares to be effective at the closing of the Acquisition. Although there is no assurance that the Acquisition will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Acquisition is expected to take place in the second or third quarter of 2006. Shareholders of the Funds are not being asked to vote on the Acquisition. In the event that shareholders of a specified Fund do not approve the New Advisory Agreement, the Board will take such actions as it deems to be in the best interests of that Fund.

     In addition, H. Bruce Bond, John Southard, Benjamin Fulton, Keith Ovitt, Jason Schoepke and Kevin Gustafson, each a director/trustee and/or executive officer of the Trust and/or the Adviser, each have entered into an employment agreement with PowerShares, which will take effect at the closing of the Acquisition, to continue in their current roles with PowerShares following the closing.

APPROVAL OF THE NEW ADVISORY AGREEMENT

     The Meeting has been called for the purpose of considering the New Advisory Agreement for the Trust, on behalf of each Fund, as a result of the Acquisition. As required by the 1940 Act, the Existing

Advisory Agreement provides for its automatic termination upon its assignment. The consummation of the Acquisition will result in a change of control of the Adviser and constitutes an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreement, thus having the effect of automatically terminating the Existing Advisory Agreement with respect to each Fund. Accordingly, the shareholders of each Fund are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. The New Advisory Agreement contains substantially the same terms as the Existing Advisory Agreement, differing only in the effective date and with minor updating changes. It is essentially not a new agreement, but the same agreement with the Adviser under its new ownership.

     Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company's board members must be non-interested trustees.

     Consistent with the first condition of Section 15(f), AMVESCAP and A I M in the Purchase Agreement have agreed that they will use their reasonable best efforts to ensure that there is no "unfair burden" imposed on any Fund as a result of the Acquisition. With respect to the second condition of Section 15(f), AMVESCAP and A I M have agreed in the Purchase Agreement that they will use their reasonable best efforts to comply with and cause each Fund to conduct its business to assure that for a period of three years after the closing of the Acquisition, at least 75% of the trustees of each Fund will not be "interested persons" of PowerShares or AMVESCAP, as that term is defined in the 1940 Act. The Board presently consists of five trustees, two of whom, Messrs. H. Bruce Bond and John Southard, are interested persons of PowerShares. Both Messrs. H. Bruce Bond and John Southard currently serve as directors/trustees of both the Trust and PowerShares. Because the current composition of the Board would not be in compliance with this second condition of Section 15(f), Mr. Southard has agreed to resign from the Board upon consummation of the Acquisition. The Purchase Agreement further notes that if AMVESCAP or A I M or their affiliates obtains an order from the SEC exempting it from the provisions of Section 15(f) while still maintaining the "safe harbor" provided by Section 15(f), then AMVESCAP, A I M and their affiliates agree to act in a manner consistent with such SEC exemptive order.

     The Board of Trustees of the Trust, at a meeting held on March 22, 2006, carefully considered the matter on behalf of each Fund. The Board, for the reasons discussed below in "Board of Trustees' Considerations," unanimously approved the New Advisory Agreement and the Board unanimously recommended that the shareholders approve the New Advisory Agreement so that the Adviser can continue to manage the Funds after the Acquisition on substantially the same terms as currently in effect.

EXISTING ADVISORY AGREEMENT

     The Adviser currently serves as the investment adviser for each Fund under the Existing Advisory Agreement. The Existing Advisory Agreement provides for its automatic termination in the event of an assignment as defined in the 1940 Act. A change in ownership and control of the Adviser would, therefore, terminate the Existing Advisory Agreement, with respect to each Fund. The chart set forth below includes the date on which the initial shareholder of each Fund approved the Existing Advisory Agreement and the date on which the Board, including a majority of the "non-interested" Trustees, most recently approved, or approved continuation of, each Existing Advisory Agreement:

                                                                              DATE INITIAL           DATE BOARD APPROVED,
                                                                              SHAREHOLDER              OR MOST RECENTLY
                                                                             APPROVED EACH                 APPROVED
                                                                               EXISTING             CONTINUATION OF, EACH
                                                                               ADVISORY                EXISTING ADVISORY
                       NAME OF FUND                                            AGREEMENT                   AGREEMENT
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Market Portfolio                                     4/16/03                3/22/06
PowerShares Dynamic OTC Portfolio                                        4/16/03                3/22/06
PowerShares Dynamic Large Cap Growth Portfolio                           3/2/05                 3/22/06
PowerShares Dynamic Large Cap Value Portfolio                            3/2/05                 3/22/06
PowerShares Dynamic Mid Cap Growth Portfolio                             3/2/05                 3/22/06
PowerShares Dynamic Mid Cap Value Portfolio                              3/2/05                 3/22/06
PowerShares Dynamic Small Cap Growth Portfolio                           3/2/05                 3/22/06
PowerShares Dynamic Small Cap Value Portfolio                            3/2/05                 3/22/06
PowerShares Zacks Micro Cap Portfolio                                    8/17/05                6/21/05
PowerShares Golden Dragon Halter USX China Portfolio                     12/8/04                3/22/06
PowerShares WilderHill Clean Energy Portfolio                            3/2/05                 3/22/06
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio           12/8/04                3/22/06
PowerShares Value Line Timeliness(TM) Select Portfolio                   12/5/05                3/22/06
PowerShares Aerospace & Defense Portfolio                                10/25/05               3/22/06
PowerShares Dynamic Biotechnology & Genome Portfolio                     6/22/05                3/22/06
PowerShares Dynamic Leisure and Entertainment Portfolio                  6/22/05                3/22/06
PowerShares Dynamic Food & Beverage Portfolio                            6/22/05                3/22/06
PowerShares Dynamic Hardware & Consumer Electronics Portfolio            12/5/05                3/22/06
PowerShares Dynamic Media Portfolio                                      6/22/05                3/22/06
PowerShares Dynamic Networking Portfolio                                 6/22/05                3/22/06
PowerShares Dynamic Pharmaceuticals Portfolio                            6/21/05                3/22/06
PowerShares Dynamic Semiconductors Portfolio                             6/21/05                3/22/06
PowerShares Dynamic Software Portfolio                                   6/21/05                3/22/06
PowerShares Dynamic Telecommunications & Wireless Portfolio              12/5/05                3/22/06
PowerShares Dividend Achievers(TM) Portfolio                             9/14/05                6/21/05
PowerShares International Dividend Achievers(TM) Portfolio               9/14/05                6/21/05
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio            9/14/05                6/21/05
PowerShares Zacks Small Cap Portfolio                                    2/15/06                3/22/06
PowerShares Dynamic Building & Construction Portfolio                    10/25/05               6/21/05
PowerShares Dynamic Energy Exploration & Production Portfolio            10/25/05               6/21/05
PowerShares Dynamic Insurance Portfolio                                  10/25/05               6/21/05
PowerShares Dynamic Oil & Gas Services Portfolio                         10/25/05               6/21/05
PowerShares Dynamic Retail Portfolio                                     10/25/05               6/21/05
PowerShares Dynamic Utilities Portfolio                                  10/25/05               6/21/05
PowerShares Lux Nanotech Portfolio                                       10/25/05               6/21/05
PowerShares FTSE RAFI US 1000 Portfolio                                  12/18/05               9/27/05

PowerShares Global Water Portfolio                                       12/5/05                9/27/05

     Under the Existing Advisory Agreement, the Adviser is entitled to receive from each Fund an annual fee at the rate of 0.50% of each Fund's average daily net assets with the exception of the PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, PowerShares Dividend Achievers(TM) Portfolio, PowerShares High Growth Rate Dividend Achievers(TM) Portfolio and PowerShares International Dividend Achievers(TM) Portfolio, for which the Adviser is entitled to receive an annual fee at the rate of 0.40% of average daily net assets.

     Except with respect to the PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the total operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (0.50% of average daily net assets with respect to PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, PowerShares Dividend Achievers(TM) Portfolio, PowerShares High Growth Rate Dividend Achievers(TM) Portfolio and PowerShares International Dividend Achievers(TM) Portfolio), at least until April 30, 2007. The offering costs excluded from the expense cap for each Fund (other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio) are:
(a) legal fees pertaining to the Fund's shares offered for sale; (b) Securities and Exchange Commission ("SEC") and state registration fees; and (c) initial fees paid to be listed on an exchange. With respect to the PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary to prevent the total operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets), at least until April 30, 2007. Fees waived or expenses borne by the Adviser are subject to reimbursement by each Fund up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its expense cap.

NEW ADVISORY AGREEMENT

     Except for a different effective date and minor updating changes, the terms of the New Advisory Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical in all material respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement (marked to show changes from the Existing Advisory Agreement) is attached to this Proxy Statement as Exhibit A and the description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Advisory Agreement, the Adviser will continue to provide investment advisory services to each Fund, including deciding which securities will be purchased and sold for each Fund, when such purchases and sales are to be made and arranging for such purchases and sales, all in accordance with the provisions of the 1940 Act and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of each Fund, as reflected in the Trust's Registration Statement filed with the SEC, as such Registration Statement is amended from time to time.

     As compensation for its services to the Trust under the New Advisory Agreement, the Adviser will be entitled to receive from each Fund fees calculated at the same rate as those charged under the

Existing Advisory Agreement. In addition, the Adviser will continue to waive and/or pay Fund expenses as more fully described above and as set forth in each Fund's prospectus.

     The New Advisory Agreement, if approved by shareholders of a Fund, will become effective upon the closing of the Acquisition. The New Advisory Agreement will continue in effect for an initial term expiring on April 30, 2007, and thereafter, the New Advisory Agreement will continue in effect, with respect to each Fund, for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees, or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (3) in either event, by a majority of the Trustees who are not parties to the New Advisory Agreement or "interested persons" of the Trust or of any such party (the "Independent Trustees").

     The New Advisory Agreement provides that it may be terminated at any time as to a Fund, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on sixty days' written notice to the Trust.

     Each Fund will continue to be responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

     Similar to the Existing Advisory Agreement, the New Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties.

BOARD OF TRUSTEES' CONSIDERATIONS

     At a meeting held on March 22, 2006, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved (1) the continuation of the Existing Advisory Agreement between the Adviser and the Trust with respect to certain Funds of the Trust as listed below (the Existing Advisory Agreement for the newer Funds of the Trust was approved at the organizational meetings for such Funds, as described below) and (2) the New Advisory Agreement between the Adviser and the Trust with respect to each Fund in connection with the Acquisition.

     As discussed in more detail below, the Board of Trustees believes that the nature and extent of services provided to the Funds under the Existing Advisory Agreement are appropriate and that the quality is good. The Board also believes that the advisory fee and expense ratio of each Fund are competitive and that the advisory fee for each Fund is reasonable and appropriate in light of the quality of services provided.

     The Board also believes that the Acquisition will not adversely affect the Adviser or the level of services provided by the Adviser, but rather, may enhance the Adviser's facilities and organization, which may, in turn, enhance the level of services provided by the Adviser to the Funds.

     NEW ADVISORY AGREEMENT

     In late November 2005, the Adviser informed the Independent Trustees that it was negotiating with AMVESCAP regarding a potential sale of a controlling interest in the Adviser. At the December 16, 2005 quarterly Board meeting, management of the Adviser described the possible sale, and the Independent Trustees met in executive session to discuss their duties in connection with the proposed transaction. The Independent Trustees received a memorandum from independent counsel that addressed their duties in light of the possible change of control of the Adviser.

     On January 23, 2006, the Adviser announced that it had entered into the Purchase Agreement described above under "The Acquisition." Under the direction of the Independent Trustees, independent counsel provided AMVESCAP with an initial list of requested information to be addressed.

     After receiving written responses to these requests, the Board met on February 21, 2006 to consider the information and to meet certain senior executives of AMVESCAP. The Independent Trustees then requested additional information on how AMVESCAP intended to integrate the Adviser's back office operations and on the compliance and other resources that would become available to the Adviser after the closing of the Acquisition. Representatives of the Adviser and AMVESCAP discussed this information at the March 22, 2006 Board meeting. At this meeting, the Board considered the information provided by the Adviser and the information provided by AMVESCAP as described above.

     Throughout the process, the Independent Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations.

     In connection with its review, the Board obtained substantial information regarding: the management of AMVESCAP, the history of AMVESCAP's business and operations, and the future plans of AMVESCAP and the Adviser with respect to the Funds. The Board also received information regarding the terms of the Acquisition, including the terms of the Purchase Agreement and employment agreements with key employees of the Adviser to become effective upon the closing of the Acquisition. AMVESCAP described its plans to add resources to the back office support areas such as legal and compliance, fund administration, information technology, finance and human resources, and to provide significant management support to the Funds and the Adviser's management team.

     The Board also considered that the Purchase Agreement requires the Adviser to use its best efforts to obtain the Board's approval of a new principal underwriter agreement with A I M Distributors, Inc. (an affiliate of AMVESCAP). Although a new principal underwriter agreement has not yet been presented to the Board, the Board considered the role of the principal underwriter, generally, and under the terms of the Trust's exemptive orders from the SEC, and the capabilities of A I M Distributors, Inc.

     The Board also considered that AMVESCAP intends, after the Acquisition, to consider proposing that AMVESCAP affiliates assume various administrative responsibilities currently performed for the Trust by unaffiliated third party service providers.

     The Board also reviewed regulatory issues relating to AMVESCAP and its affiliates, as described under "Additional Information About AMVESCAP and its Affiliates."

     In connection with their deliberations, the Independent Trustees obtained certain assurances from AMVESCAP, including the following:

     - AMVESCAP and its affiliates would use its reasonable best efforts to comply with Section 15(f) of the 1940 Act (as described above under "Approval of the New Advisory Agreement"), and that AMVESCAP is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Acquisition and has agreed that neither it nor any of its affiliates will take any action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Acquisition,

     - AMVESCAP or its affiliates would pay a portion of the costs and expenses incurred by the Funds associated with the Acquisition (the Adviser agreed to bear all remaining costs),

     - the Acquisition would not result in any change to any Fund's investment objective or policies (other than as described in this Proxy Statement),

     - AMVESCAP does not propose to make any material change in the manner in which investment advisory or other services are rendered to each Fund, apart from its intention to propose, subject to receipt of necessary regulatory approvals, that the Trust retain A I M Distributors, Inc. to serve as principal underwriter of the Funds,

     - after the Acquisition, AMVESCAP intends that the Funds will continue to receive, without interruption, services of the type and quality no less favorable than that currently provided by the Adviser,

     - AMVESCAP intends to maintain or enhance the Adviser's facilities and organization either directly or indirectly through the Adviser's access to the facilities and organization of AMVESCAP and its affiliates,

     - AMVESCAP intends to maintain the "PowerShares" brand identity and is committed to seeking to strengthen and enhance the brand, either singly or in combination with other brands utilized by AMVESCAP and its affiliates, and the distribution of the Funds,

     - AMVESCAP will promptly advise the Independent Trustees of decisions materially affecting the Adviser that could have an impact on the Funds, and

     - AMVESCAP will indemnify, defend and hold harmless the Trust and the Independent Trustees from and against any liability, claims and expenses insofar as such liability, claim or expense is based upon or arises from (1) any untrue statement or alleged untrue statement of a material fact contained in the following (collectively, "AMVESCAP Information"): (A) statements included in this Proxy Statement in conformity with information furnished in writing by AMVESCAP or (B) descriptions of certain information presented to the Independent Trustees at meetings of the Board held on February 21, 2006 and March 22, 2006 and set forth in written minutes of such meetings or (2) any omission or alleged omission to state a material fact in the AMVESCAP Information required to be stated therein in order to make the statements in the

          AMVESCAP Information, in light of the circumstances under which they were made, not misleading.

     The Board noted that, in previously approving the Existing Advisory Agreement for each Fund (either initially or for the continuation thereof), the Board had considered numerous factors, as described below. As a result of their review and consideration of the Acquisition and the New Advisory Agreement for each Fund, the Board, including the Independent Trustees, determined to approve the New Advisory Agreement for each Fund, and to recommend the Agreement to the shareholders of each Fund for their approval. No single factor was determinative in the Board's analysis.

     EXISTING ADVISORY AGREEMENT

     At the March 22, 2006 Board meeting, the Trustees considered the Existing Advisory Agreements for the following Funds:

PowerShares Dynamic Market Portfolio
PowerShares Dynamic OTC Portfolio
PowerShares Golden Dragon Halter USX China Portfolio
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio
PowerShares WilderHill Clean Energy Portfolio
PowerShares Dynamic Large Cap Growth Portfolio
PowerShares Dynamic Large Cap Value Portfolio
PowerShares Dynamic Mid Cap Growth Portfolio
PowerShares Dynamic Mid Cap Value Portfolio
PowerShares Dynamic Small Cap Growth Portfolio
PowerShares Dynamic Small Cap Value Portfolio
PowerShares Dynamic Biotechnology & Genome Portfolio
PowerShares Dynamic Food & Beverage Portfolio
PowerShares Dynamic Leisure & Entertainment Portfolio
PowerShares Dynamic Media Portfolio
PowerShares Dynamic Networking Portfolio
PowerShares Dynamic Pharmaceuticals Portfolio
PowerShares Dynamic Semiconductors Portfolio
PowerShares Dynamic Software Portfolio
PowerShares Zacks Micro Cap Portfolio
PowerShares Aerospace & Defense Portfolio
PowerShares Dynamic Hardware & Consumer Electronics Portfolio
PowerShares Dynamic Telecommunications & Wireless Portfolio
PowerShares Value Line Timeliness(TM) Select Portfolio

     The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds, (iii) the costs of services to be provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and
(vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Existing Advisory Agreement for each Fund listed above. No single factor was determinative in the Board's analysis.

     NATURE, EXTENT AND QUALITY OF SERVICES. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's portfolio transaction policies and procedures. The Trustees reviewed information on the performance of the Funds and the performance of their benchmark indices. The Trustees also reviewed the correlation between the underlying index and each Fund's performance and concluded that the correlation between the Fund's performance, before expenses, to the underlying index that the Adviser seeks to replicate was appropriate.

     The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

     Based on their review, the Trustees found that the nature and extent of services provided to the Funds under the Existing Advisory Agreement are appropriate and that the quality is good.

     FEES, EXPENSES AND PROFITABILITY. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratios and the advisory fee, as compared to three categories of comparable funds selected by Lipper Inc., an independent source: exchange-traded index funds ("ETFs"), open-end funds and closed-end funds. The Trustees also reviewed and discussed information prepared by Lipper Inc. on expense ratios and advisory fees of all ETFs. The Trustees noted that the advisory fee charged to the Funds was identical, except for the advisory fee for the PowerShares High Yield Dividend Achievers(TM) Portfolio (for which the annual advisory fee was 0.40% of average net assets), and that the Adviser had agreed to waive the fee and/or pay expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expenses, licensing fees (for all Funds other than the initial two Funds, the PowerShares Dynamic OTC Portfolio and the PowerShares Dynamic Market Portfolio), brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% (0.50% for the PowerShares High Yield Equity Dividend Achievers(TM) Portfolio) at least until April 30, 2007. The Trustees noted that the Adviser does not provide investment management services to clients other than the Trust. The Trustees noted that the advisory fees were at the higher end of the ETF universe, but were generally lower than fees for actively-managed open-end funds and closed-end funds, and were reasonable because of the complexity of the indices, which require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Board therefore concluded that the advisory fee and expense ratio of each Fund are competitive and that the advisory fee for each Fund is reasonable and appropriate in amount in light of the quality of services provided and the expense cap in place.

     In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under each Agreement, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well any profits realized by the Adviser from its relationship to each Fund. The Trustees noted that the Adviser had not yet fully recovered losses it had experienced during the first years of the Funds when they were heavily subsidized by the Adviser. The Trustees concluded that the profitability to the Adviser of the advisory services provided to the Funds is not unreasonable.

     ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio, expense limitation agreed to by the Adviser and whether the investment process produced economies of scale. The Trustees noted that certain fixed costs associated with the management of the Funds are being reduced on a per-Fund basis as additional Funds are added, and that the gradual reduction of the per-Fund cost may enable the Adviser to operate the Funds under the expense cap, which potentially would lower the costs to shareholders. The Trustees noted that the Expense Recapture Agreement with the Trust provided that the Adviser was entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the expense cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its expense cap.

     The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds, and had noted that it does not have any soft-dollar arrangements.

     Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Existing Advisory Agreement for each Fund listed above. No single factor was determinative in the Board's analysis.

     The Existing Advisory Agreement was considered at their respective organizational meeting for the following Funds:

PowerShares Dividend Achievers(TM) Portfolio
PowerShares International Dividend Achievers(TM) Portfolio
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio
PowerShares Zacks Small Cap Portfolio
PowerShares Dynamic Building & Construction Portfolio
PowerShares Energy Exploration & Production Portfolio
PowerShares Dynamic Insurance Portfolio
PowerShares Dynamic Oil & Gas Services Portfolio
PowerShares Dynamic Retail Portfolio
PowerShares Dynamic Utilities Portfolio
PowerShares Lux Nanotech Portfolio
PowerShares FTSE RAFI US 1000 Portfolio
PowerShares Global Water Portfolio

     The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the investment performance of the indices tracked by the Funds (since Fund performance information was not available), (iii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders,
(vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Existing Advisory Agreement for each Fund listed above. No single factor was determinative in the Board's analysis.

     NATURE, EXTENT AND QUALITY OF SERVICES. With respect to the nature, extent and quality of services to be provided by the Adviser, the Board reviewed the functions performed by the Adviser, the Adviser's Form ADV and the Adviser's financial condition, and considered the quality of services provided to the other Funds of the Trust. The Board reviewed information on the performance of other Funds and the performance of their benchmark indices, and concluded that the Adviser had demonstrated capability with respect to an investment strategy of replicating, before fees and expenses, as closely as possible the performance of various indices. The Board also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent, and noted the significant amount of time and effort that had been devoted to this oversight function.

     FEES, EXPENSES AND PROFITABILITY. The Board reviewed and discussed the information provided by the Adviser on the Funds' anticipated expense ratios and the advisory fee, as compared to comparable funds selected by Lipper Inc., an independent source. The Board noted that the advisory fee to be charged to the Funds was identical, except for the advisory fee for the PowerShares Dividend Achievers(TM) Portfolio, the PowerShares International Dividend Achievers(TM) Portfolio and the PowerShares High Growth Rate Dividend Achievers(TM) Portfolio (for which the annual advisory fee was 0.40% of average net assets) and that the Adviser had agreed to waive the fee and/or pay expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expenses, licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% (0.50% for the three Funds with annual advisory fees of 0.40%) at least until April 30, 2007. The Board noted that the Adviser does not provide investment management services to clients other than the Trust. The Board noted that the advisory fees were at the higher end of the ETF universe, but were lower than open-end (non-ETF) funds as well as closed-end funds, and were reasonable because of the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. The Board therefore concluded that the advisory fee and anticipated expense ratio of each Fund were competitive and that the advisory fee for each Fund was reasonable and appropriate in amount in light of the quality of services to be provided and the expense cap that would be in place. The Board reviewed the profitability data that had been provided by the Adviser for the initial two Funds, noting that the Adviser stated that its costs of managing those Funds have generally exceeded the amount otherwise payable as the advisory fee, and that the Adviser also had absorbed expenses pursuant to the expense cap provisions of the Existing Advisory Agreement.

     ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE. The Board reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Board reviewed information provided by the Adviser with respect to its ability to spread certain fixed costs among the Funds. The Board noted that certain fixed costs associated with the management of the series of the Trust are being reduced on a per-Fund basis as additional series are added, and that the gradual reduction of the per-Fund cost may enable the Adviser to operate the Funds under the expense cap, which potentially would lower the costs to shareholders.

     The Board noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds, and had noted that it does not have any soft-dollar arrangements.

                                     * * * *

     As a result of their review and consideration of the Acquisition and the proposed New Advisory Agreement, at the March 22, 2006 meeting the Board, including the Independent Trustees, unanimously determined to approve the New Advisory Agreement for each Fund, and to recommend the Agreement to the shareholders of each Fund for their approval.

VOTE REQUIRED/SHAREHOLDER APPROVAL

     Along with the approval of the Board of Trustees of the Trust, including a majority of the Independent Trustees, the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Fund, as defined under the 1940 Act, is required for the New Advisory Agreement to become effective with respect to such Fund. "Majority" for this purpose, as defined under the 1940 Act means the lesser of (i) 67% or more of the voting securities of each Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) shares representing more than 50% of the outstanding voting securities. Properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each Proposal as to which it is entitled to vote. Approval of this Proposal 1 is not contingent upon shareholder approval of Proposal 2 or the approval of shareholders of the PowerShares Golden Dragon Halter USX China Portfolio of Proposal 3.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE ADVISER

     A list of Trustees and executive officers of the Trust, their positions with the Trust and the Adviser, if any, and other principal occupations, if other than with the Trust and/or the Adviser, are set forth below:

                            POSITION WITH THE             POSITION WITH THE
        NAME                      TRUST                        ADVISER                   PRINCIPAL OCCUPATION
----------------------   -------------------------   ----------------------------   -------------------------------
Ronn R. Bagge            Trustee                     None                           Principal, YQA Capital
                                                                                    Management LLC

D. Mark McMillan         Trustee                     None                           Member, Bell, Boyd & Lloyd LLC
                                                                                    (law firm)
Philip M. Nussbaum       Trustee                     None                           Chairman, Performance Trust
                                                                                    Capital Partners (investment
                                                                                    bank) (formerly Betzold, Berg,
                                                                                    Nussbaum & Heitman, Inc.)
H. Bruce Bond            Chief Executive Officer     Managing Director and
                         and Trustee                 Director
John Southard            Treasurer and Trustee       Managing Director and
                                                     Director
Keith Ovitt              Secretary                   Secretary and Director
Kevin R. Gustafson       Chief Compliance Officer    Chief Compliance Officer
Jason Schoepke           None                        Vice President of Sales
                                                     and Marketing and
                                                     Director

     The business address of the Adviser and each principal executive officer and director of the Adviser is 301 West Roosevelt Road, Wheaton, Illinois 60187. The Adviser is a Delaware limited liability company founded in 2002. The Adviser does not act as investment adviser to any other investment companies, pooled investment vehicles or other accounts.

ADDITIONAL INFORMATION ABOUT AMVESCAP AND ITS AFFILIATES

     AMVESCAP, a leading independent global investment manager operating under the AIM, INVESCO and Atlantic Trust brands, delivers products and services through a comprehensive array of retail and institutional products for clients around the world. AMVESCAP, which had approximately $404 billion in assets under management as of Feb. 28, 2006, is listed on the London, New York and Toronto stock exchanges with the symbol "AVZ." Additional information about AMVESCAP is available at www.amvescap.com. A I M Advisors, Inc. ("A I M ADVISORS"), together with its affiliates (collectively "AIM INVESTMENTS"), provides products and services through multiple investment management styles and a broad range of investment portfolios--mutual funds, retirement products, separately managed accounts for high-net-worth and institutional investors, annuities, cash management, college savings plans and offshore products. AIM Investments had $128 billion in assets under management as of Dec. 31, 2005. For more information about AIM Investments, visit www.aiminvestments.com.

     AMVESCAP REGULATORY ISSUES. On October 8, 2004, AMVESCAP, the parent company of INVESCO Funds Group, Inc. ("IFG") and A I M Advisors, Inc. ("A I M ADVISORS") announced that final settlements had been reached with the Securities and Exchange Commission (the "SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG") and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM mutual funds, including those formerly advised by IFG. A final settlement was also reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and A I M Advisors failed to disclose in the prospectuses for certain INVESCO and A I M mutual funds that they advised and to the independent directors/trustees of such funds that IFG and A I M Advisors had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG, A I M Advisors and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM funds and a wholly owned subsidiary of A I M Advisors, breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, A I M Advisors and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

     Under the terms of the settlements, IFG paid a total of $325 million, of which $110 million was civil penalties. A I M Advisors and ADI paid a total of $50 million, of which $30 million was civil penalties.

     Under the settlements with the NYAG and COAG, A I M Advisors agreed to reduce management fees on the AIM funds by $15 million per year for the period from 2005 to 2009, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG also paid $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and A I M Advisors paid $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

     Under the terms of the settlements, A I M Advisors made certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. In addition, under the terms of the settlements, A I M Advisors has undertaken to cause the A I M funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance.

     These settlements do not relate to the Funds or the Advisor, nor do the governance reforms directly impact the Funds or the Advisor. AMVESCAP provided the Trust's Board the recommendations of the independent compliance consultant and AMVESCAP's action plan for implementing those recommendations.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits at http://www.aiminvestments.com.

ADVISORY FEES

     The aggregate amount of the advisory fee paid by each Fund to the Adviser during the Fund's most recent fiscal year ended April 30, 2005 and the semi-annual period ended October 31, 2005 or, if the Fund has not been in existence for a full fiscal year or full six months, since the commencement of operations of that Fund is set forth in the chart below:

                                                                          ADVISORY FEE     ADVISORY FEE       DATE OF
                                                                           FOR PERIOD       FOR PERIOD     COMMENCEMENT
                                                                             ENDED            ENDED             OF
                            NAME OF FUND                                    10/31/05         4/30/05        OPERATIONS
----------------------------------------------------------------------   --------------   --------------   ------------
PowerShares Dynamic Market Portfolio                                     $    1,060,818   $      944,380        4/17/03
PowerShares Dynamic OTC Portfolio                                               294,351          247,270        4/17/03
PowerShares Dynamic Large Cap Growth Portfolio                                   72,669            7,027         3/3/05
PowerShares Dynamic Large Cap Value Portfolio                                    45,268            8,313         3/3/05
PowerShares Dynamic Mid Cap Growth Portfolio                                     38,938            7,065         3/3/05
PowerShares Dynamic Mid Cap Value Portfolio                                      31,864            8,447         3/3/05
PowerShares Dynamic Small Cap Growth Portfolio                                   32,284            7.514         3/3/05

PowerShares Dynamic Small Cap Value Portfolio                                    45,496            7,441         3/3/05
PowerShares Zacks Micro Cap Portfolio                                            78,746               --        8/18/05
PowerShares Golden Dragon Halter USX China Portfolio                            152,462           74,841        12/9/04
PowerShares WilderHill Clean Energy Portfolio                                   198,163           20,080         3/3/05
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio                  840,321          322,191        12/9/04
PowerShares Value Line Timeliness(TM) Select Portfolio                               --               --        12/6/05
PowerShares Aerospace & Defense Portfolio                                           363               --       10/26/05
PowerShares Dynamic Biotechnology & Genome Portfolio                            157,405               --        6/23/05
PowerShares Dynamic Leisure and Entertainment Portfolio                          41,289               --        6/23/05
PowerShares Dynamic Food & Beverage Portfolio                                    41,906               --        6/23/05
PowerShares Dynamic Hardware & Consumer Electronics Portfolio                        --               --        12/6/05
PowerShares Dynamic Media Portfolio                                              44,640               --        6/23/05
PowerShares Dynamic Networking Portfolio                                         43,995               --        6/23/05
PowerShares Dynamic Pharmaceuticals Portfolio                                    51,007               --        6/23/05
PowerShares Dynamic Semiconductors Portfolio                                     90,573               --        6/23/05
PowerShares Dynamic Software Portfolio                                           52,723               --        6/23/05
PowerShares Dynamic Telecommunications & Wireless Portfolio                          --               --        12/6/05
PowerShares Dividend Achievers(TM) Portfolio                                     12,121               --        9/15/05
PowerShares International Dividend Achievers(TM) Portfolio                       25,634               --        9/15/05
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio                    12,074               --        9/15/05
PowerShares Zacks Small Cap Portfolio                                                --               --        2/16/06
PowerShares Dynamic Building & Construction Portfolio                               370               --       10/26/05
PowerShares Dynamic Energy Exploration & Production Portfolio                     3,248               --       10/26/05
PowerShares Dynamic Insurance Portfolio                                             381               --       10/26/05
PowerShares Dynamic Oil & Gas Services Portfolio                                  2,658               --       10/26/05
PowerShares Dynamic Retail Portfolio                                              2,457               --       10/26/05
PowerShares Dynamic Utilities Portfolio                                             377               --       10/26/05
PowerShares Lux Nanotech Portfolio                                                2,461               --       10/26/05
PowerShares FTSE RAFI US 1000 Portfolio                                              --               --       12/19/05
PowerShares Global Water Portfolio                                                   --               --        12/6/05

     From the commencement of each Fund's operations through the fiscal year ended April 30, 2005, and the semi-annual period ended October 31, 2005, the Adviser waived advisory fees and paid additional Fund operating expenses with respect to each Fund as set forth below.

                                                                           AMOUNT OF        AMOUNT OF
                                                                          FEES WAIVED      FEES WAIVED        DATE OF
                                                                           FOR PERIOD       FOR PERIOD     COMMENCEMENT
                                                                             ENDED            ENDED             OF
                            NAME OF FUND                                    10/31/05         4/30/05        OPERATIONS
----------------------------------------------------------------------   --------------   --------------   ------------
PowerShares Dynamic Market Portfolio                                     $       21,027   $      187,064        4/17/03
PowerShares Dynamic OTC Portfolio                                                58,943          227,090        4/17/03
PowerShares Dynamic Large Cap Growth Portfolio                                   32,005           25,639         3/3/05
PowerShares Dynamic Large Cap Value Portfolio                                    35,040           25,464         3/3/05
PowerShares Dynamic Mid Cap Growth Portfolio                                     36,637           25,722         3/3/05
PowerShares Dynamic Mid Cap Value Portfolio                                      37,098           25,531         3/3/05
PowerShares Dynamic Small Cap Growth Portfolio                                   36,805           25,752         3/3/05
PowerShares Dynamic Small Cap Value Portfolio                                    35,291           25,758         3/3/05
PowerShares Zacks Micro Cap Portfolio                                             3,751               --        8/18/05
PowerShares Golden Dragon Halter USX China Portfolio                             79,524           40,475        12/9/04
PowerShares WilderHill Clean Energy Portfolio                                    30,489           26,046         3/3/05

PowerShares High Yield Equity Dividend Achievers(TM) Portfolio                  155,764           45,369        12/9/04
PowerShares Value Line Timeliness(TM) Select Portfolio                               --               --        12/6/05
PowerShares Aerospace & Defense Portfolio                                         1,082               --        8/20/04
PowerShares Dynamic Biotechnology & Genome Portfolio                                975               --        6/23/05
PowerShares Dynamic Leisure and Entertainment Portfolio                          11,165               --        6/23/05
PowerShares Dynamic Food & Beverage Portfolio                                    11,116               --        6/23/05
PowerShares Dynamic Hardware & Consumer Electronics Portfolio                        --               --        12/6/05
PowerShares Dynamic Media Portfolio                                              10,921               --        6/23/05
PowerShares Dynamic Networking Portfolio                                         10,898               --        6/23/05
PowerShares Dynamic Pharmaceuticals Portfolio                                    10,267               --        6/23/05
PowerShares Dynamic Semiconductors Portfolio                                      6,757               --        6/23/05
PowerShares Dynamic Software Portfolio                                           10,136               --        6/23/05
PowerShares Dynamic Telecommunications & Wireless Portfolio                          --                         12/6/05
PowerShares Dividend Achievers(TM) Portfolio                                      5,074               --        9/15/05
PowerShares International Dividend Achievers(TM) Portfolio                        3,252               --        9/15/05
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio                     5,081               --        9/15/05
PowerShares Zacks Small Cap Portfolio                                                --               --        2/16/06
PowerShares Dynamic Building & Construction Portfolio                             1,083               --       10/26/05
PowerShares Dynamic Energy Exploration & Production Portfolio                       876               --       10/26/05
PowerShares Dynamic Insurance Portfolio                                           1,082               --       10/26/05
PowerShares Dynamic Oil & Gas Services Portfolio                                    917               --       10/26/05
PowerShares Dynamic Retail Portfolio                                                937               --       10/26/05
PowerShares Dynamic Utilities Portfolio                                           1,082               --       10/26/05
PowerShares Lux Nanotech Portfolio                                                  937               --       10/26/05
PowerShares FTSE RAFI US 1000 Portfolio                                              --               --       12/19/05
PowerShares Global Water Portfolio                                                   --               --        12/6/05

     OTHER FEES PAID TO THE ADVISER OR ITS AFFILIATES. There were no other material payments by the Funds to the Adviser or any affiliated person of the Adviser made during the last fiscal year of the Fund or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund.

     In connection with the Acquisition and pursuant to the terms of the Purchase Agreement, H. Bruce Bond and John Southard, each a Trustee of the Trust and an affiliate of the Adviser, will each receive a portion of the Cash Payment and the Additional Consideration as follows: for Mr. Bond 61% of the Cash Payment, and 51.09% of the First, Second and Third Payouts of Additional Consideration, and for Mr. Southard 15% of the Cash Payment and 12.56% of the First, Second and Third Payouts of the Additional Consideration.

     BROKERAGE COMMISSIONS. The table below sets out the aggregate brokerage commissions paid by each Fund during the fiscal year ended April 30, 2005 and the semi-annual period ended October 31, 2005 or, if the Fund has not been in existence for a full fiscal year (or semi-annual period), since the commencement of operations of that Fund. The Funds do not have any affiliated broker-dealers.

                                                                           AGGREGATE        AGGREGATE
                                                                           BROKERAGE        BROKERAGE
                                                                          COMMISSIONS      COMMISSIONS       DATE OF
                                                                           FOR PERIOD       FOR PERIOD     COMMENCEMENT
                                                                             ENDED            ENDED             OF
                          NAME OF FUND                                      10/31/05         4/30/05        OPERATIONS
----------------------------------------------------------------------   --------------   --------------   ------------
PowerShares Dynamic Market Portfolio                                     $      134,431   $      212,404      4/17/2003
PowerShares Dynamic OTC Portfolio                                                57,846          119,545      4/17/2003
PowerShares Dynamic Large Cap Growth Portfolio                                   20,707              340       3/3/2005
PowerShares Dynamic Large Cap Value Portfolio                                     4,378               --       3/3/2005
PowerShares Dynamic Mid Cap Growth Portfolio                                      9,929               67       3/3/2005
PowerShares Dynamic Mid Cap Value Portfolio                                       6,700              123       3/3/2005
PowerShares Dynamic Small Cap Growth Portfolio                                   16,174               --       3/3/2005
PowerShares Dynamic Small Cap Value Portfolio                                    21,290               95       3/3/2005
PowerShares Zacks Micro Cap Portfolio                                           120,784               --      8/18/2005
PowerShares Golden Dragon Halter USX China Portfolio                             20,234           16,832      12/9/2004
PowerShares WilderHill Clean Energy Portfolio                                    47,983           17,614       3/3/2005
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio                   28,234           96,878      12/9/2004
PowerShares Value Line Timeliness(TM) Select Portfolio                               --               --      12/6/2005
PowerShares Aerospace & Defense Portfolio                                            --               --      8/20/2004
PowerShares Dynamic Biotechnology & Genome Portfolio                             52,312               --      6/23/2005
PowerShares Dynamic Leisure and Entertainment Portfolio                           9,384               --      6/23/2005
PowerShares Dynamic Food & Beverage Portfolio                                    13,230               --      6/23/2005
PowerShares Dynamic Hardware & Consumer Electronics Portfolio                        --               --      12/6/2005
PowerShares Dynamic Media Portfolio                                              11,867               --      6/23/2005
PowerShares Dynamic Networking Portfolio                                         38,147               --      6/23/2005
PowerShares Dynamic Pharmaceuticals Portfolio                                     2,578               --      6/23/2005
PowerShares Dynamic Semiconductors Portfolio                                     26,664               --      6/23/2005
PowerShares Dynamic Software Portfolio                                           15,130               --      6/23/2005
PowerShares Dynamic Telecommunications & Wireless Portfolio                          --               --      12/6/2005
PowerShares Dividend Achievers(TM) Portfolio                                        489               --      9/15/2005
PowerShares International Dividend Achievers(TM) Portfolio                        1,238               --      9/15/2005
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio                       597               --      9/15/2005
PowerShares Zacks Small Cap Portfolio                                                --               --      2/16/2006
PowerShares Dynamic Building & Construction Portfolio                                --               --     10/26/2005
PowerShares Dynamic Energy Exploration & Production Portfolio                        --               --     10/26/2005
PowerShares Dynamic Insurance Portfolio                                              --               --     10/26/2005
PowerShares Dynamic Oil & Gas Services Portfolio                                     --               --     10/26/2005
PowerShares Dynamic Retail Portfolio                                                 --               --     10/26/2005
PowerShares Dynamic Utilities Portfolio                                              --               --     10/26/2005
PowerShares Lux Nanotech Portfolio                                                   --               --     10/26/2005
PowerShares FTSE RAFI US 1000 Portfolio                                              --               --     12/19/2005
PowerShares Global Water Portfolio                                                   --               --      12/6/2005

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE TO APPROVE THE
                  NEW ADVISORY AGREEMENT AND "FOR" PROPOSAL 1.

                   APPROVAL OF CHANGE IN THE CLASSIFICATION OF
                     EACH FUND'S INVESTMENT OBJECTIVE FROM A
               FUNDAMENTAL TO A NON-FUNDAMENTAL INVESTMENT POLICY
                                  (PROPOSAL 2)

GENERAL

     The 1940 Act requires each Fund to adopt fundamental investment restrictions with respect to several specific types of activities. A fund's "fundamental" investment policy is a policy that cannot be changed without the approval of a majority of the fund's outstanding voting securities, as defined in the 1940 Act. A fund's investment objective is not required under the 1940 Act to be deemed fundamental. In fact, it is common for exchange-traded funds to have investment objectives that are non-fundamental policies, and therefore can be changed without a shareholder vote.

     Each Fund of the Trust has an investment objective to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of a specified underlying index (each, an "UNDERLYING INDEX" and, together, the "UNDERLYING INDEXES"). Currently, each Fund's investment objective is a fundamental investment policy, and therefore cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

PROPOSAL

     The Board is proposing that shareholders approve the reclassification of each Fund's investment objective as a non-fundamental investment policy. This Proposal to reclassify the investment objectives of the Funds as non-fundamental is intended to provide the Board with additional flexibility permitted under current law in order to make changes it deems to be in the best interests of the Funds in response to changes in the investment environment. In particular, the proposed reclassification will facilitate the ability of a Fund to change its index provider in the event that the investment environment warrants such change and such change is deemed to be in the best interests of the Fund. The Adviser has no intention of changing the way in which it manages the Funds in connection with this reclassification, nor does it believe that this Proposal will increase or result in a change in the level of investment risk associated with the Funds. Upon approval of the Proposal, the Adviser would continue to manage the Funds subject to the same investment objectives, strategies and policies disclosed in each Fund's prospectus, and subject to the limitations imposed by the 1940 Act, the rules promulgated thereunder and interpretive guidance provided thereunder. The proposed reclassification, however, would permit a Fund to change its investment objective and its corresponding Underlying Index without shareholder approval, subject to the applicable regulatory provisions with respect to prior written notice to shareholders (currently 60 days).

     Shareholders are being asked to approve the reclassification of each Fund's fundamental investment objective as a non-fundamental investment policy because the 1940 Act requires changes in fundamental investment restrictions to be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. In the event that this Proposal 2 is not approved by the shareholders of a Fund, that Fund's investment objective will continue to be a fundamental investment policy, which may not be changed without shareholder approval.

BOARD APPROVAL

     At a special meeting held on March 22, 2006, the Board determined that it was in the best interests of each Fund to change the classification of each Fund's investment objective from a fundamental investment policy to a non-fundamental investment policy to provide the Board with flexibility to make changes it deems to be in the best interests of the Funds. After careful consideration of such factors and information considered relevant, the Board of Trustees unanimously approved the submission of this Proposal to shareholders for their approval.

VOTE REQUIRED/SHAREHOLDER APPROVAL

     This Proposal must be approved by the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting securities of each Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) shares representing more than 50% of the outstanding voting securities of each Fund. Approval of this Proposal 2 is not contingent upon shareholder approval of Proposal 1 or the approval by shareholders of the PowerShares Golden Dragon Halter USX China Portfolio of Proposal 3.

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE TO APPROVE THE
     CHANGE IN CLASSIFICATION FOR EACH FUND'S INVESTMENT OBJECTIVE AND "FOR"
                                   PROPOSAL 2.

         APPROVAL OF CHANGE FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND
   (WITH RESPECT TO POWERSHARES GOLDEN DRAGON HALTER USX CHINA PORTFOLIO ONLY)
                                  (PROPOSAL 3)

GENERAL

     A "diversified fund," pursuant to Section 5(a)(1) of the 1940 Act, must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund's total assets and not more than 10% of any class of the outstanding voting securities of such issuer. A "non-diversified fund" under the 1940 Act is defined as a fund other than a diversified fund, and the 1940 Act therefore places no limits on a non-diversified fund pursuant to this classification.

     The 1940 Act diversification requirements are similar to, but are separate and apart from, the diversification requirements that a fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code.

PROPOSAL

     The PowerShares Golden Dragon Halter USX China Portfolio (the "CHINA FUND") was initially classified with the SEC as a diversified fund and therefore is currently required to comply with the above diversification requirements of the 1940 Act applicable to "diversified funds." The Adviser now believes, however, based on its experience in managing the China Fund, that because of the concentration of the Underlying Index in a limited number of issuers, it could more precisely track the Underlying Index if the Fund was classified as a non-diversified fund. A non-diversified classification means that a fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a fund and, consequently, the fund's investment portfolio. This may adversely affect the fund's performance or subject its shares to greater price volatility than that experienced by more diversified investment companies.

     Pursuant to Section 13(a) of the 1940 Act, the China Fund cannot change its classification from diversified to non-diversified without shareholder approval. Therefore, shareholders are being asked to approve changing the China Fund from a diversified fund to a non-diversified fund. In the event that the Proposal is not approved by the shareholders of the China Fund, the China Fund will continue to be classified as a diversified fund and be managed in a diversified manner.

BOARD APPROVAL

     At a special meeting held on March 22, 2006, the Board determined, based on the Adviser's view that it could more precisely track the Underlying Index of the China Fund if the China Fund was a non-diversified fund, that it was in the best interest of the China Fund to change the China Fund from a diversified to a non-diversified fund. After careful consideration, the Board of Trustees unanimously approved the submission of this Proposal to shareholders of the China Fund for their approval.

REQUIRED VOTE/SHAREHOLDER APPROVAL

     Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the China Fund entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the China Fund are present or represented by proxy or (b) shares representing more than 50% of the outstanding voting securities of the China Fund. Approval of this Proposal 3 is not contingent upon shareholder approval of Proposals 1 and/or 2.

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE TO APPROVE THE CHANGE OF THE CHINA FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND AND
                                "FOR" PROPOSAL 3.

ADJOURNMENTS

     If, by the time scheduled for the Meeting, a quorum of shareholders of each of the Funds is not present or if a quorum is present but sufficient votes "FOR" a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to a Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on such Proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a Proposal or that abstained. They will vote against such adjournment those proxies required to be voted against a Proposal. Broker non-votes will be disregarded in the vote for adjournment.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

     The Bank of New York, the Funds' administrator, is located at 101 Barclay St., New York, NY 10286. ALPS Distributors, Inc., the distributor of each Fund's shares, is located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 21, 2006, [no person owned of record more than 5% of any class of voting securities of any Fund, except as set forth in Appendix B].

TRUSTEE AND OFFICER FUND OWNERSHIP

     The number of shares beneficially owned by the Trustees and Executive Officers as of April 21, 2006 in the Trust is set forth in Appendix C.

     As of April 21, 2006, [the Trustees and Executive Officers of the Trust, collectively, beneficially owned less than 1% of the total outstanding shares of each Fund]. The information as to beneficial ownership is based on statements furnished by each Trustee and Executive Officer.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is not required to, and does not, hold annual meetings. However, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Trust's Declaration of Trust and By-Laws.

     Because each Fund does not hold regular shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders' meeting should send written proposals to the Trust's Secretary at 301 West Roosevelt Road, Wheaton, Illinois 60187. Proposals must be received in a reasonable time before the Funds begin to print and mail their proxy materials for the meeting. The timely submission of a proposal does not guarantee submission.

     The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

COMMUNICATIONS WITH THE BOARD

     Shareholders wishing to submit written communications to the Board (or any individual Trustee) should send their communications by U.S. mail or courier service to the Trust's Secretary, c/o PowerShares Capital Management LLC, 301 West Roosevelt Road, Wheaton, Illinois 60187.

OTHER MATTERS

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted "FOR" each of the Proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes, but which have not been voted. Accordingly, abstentions and broker non-votes will be treated as shares voted "AGAINST" the Proposals.

     No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of each Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                   POWERSHARES EXCHANGE-TRADED FUND TRUST
                                   By Order of the Board of Trustees,


                                   Keith Ovitt
                                   Secretary

Dated: May 1, 2006

                                                                      APPENDIX A

     The number of shares of beneficial interest of each Fund of the Trust outstanding and entitled to vote at the Meeting as of the close of business on April 21, 2006 are set forth in the chart below:

                                                                                                                     SHARES
                           NAME OF FUND                                                    TICKER SYMBOL*         OUTSTANDING
-------------------------------------------------------------------------------------   --------------------   ------------------
PowerShares Dynamic Market Portfolio                                                            PWC
PowerShares Dynamic OTC Portfolio                                                               PWO
PowerShares Dynamic Large Cap Growth Portfolio                                                  PWB
PowerShares Dynamic Large Cap Value Portfolio                                                   PWV
PowerShares Dynamic Mid Cap Growth Portfolio                                                    PWJ
PowerShares Dynamic Mid Cap Value Portfolio                                                     PWP
PowerShares Dynamic Small Cap Growth Portfolio                                                  PWT
PowerShares Dynamic Small Cap Value Portfolio                                                   PWY
PowerShares Zacks Micro Cap Portfolio                                                           PZI
PowerShares Golden Dragon Halter USX China Portfolio                                            PGJ
PowerShares WilderHill Clean Energy Portfolio                                                   PBW
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio                                  PEY
PowerShares Value Line Timeliness(TM) Select Portfolio                                          PIV
PowerShares Aerospace & Defense Portfolio                                                       PPA
PowerShares Dynamic Biotechnology & Genome Portfolio                                            PBE
PowerShares Dynamic Leisure and Entertainment Portfolio                                         PEJ
PowerShares Dynamic Food & Beverage Portfolio                                                   PBJ
PowerShares Dynamic Hardware & Consumer Electronics Portfolio                                   PHW
PowerShares Dynamic Media Portfolio                                                             PBS
PowerShares Dynamic Networking Portfolio                                                        PXQ
PowerShares Dynamic Pharmaceuticals Portfolio                                                   PJP
PowerShares Dynamic Semiconductors Portfolio                                                    PSI
PowerShares Dynamic Software Portfolio                                                          PSJ
PowerShares Dynamic Telecommunications & Wireless Portfolio                                     PTE
PowerShares Dividend Achievers(TM) Portfolio                                                    PFM
PowerShares International Dividend Achievers(TM) Portfolio                                      PID
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio                                   PHJ
PowerShares Zacks Small Cap Portfolio                                                           PZJ
PowerShares Dynamic Building & Construction Portfolio                                           PKB
PowerShares Dynamic Energy Exploration & Production Portfolio                                   PXE
PowerShares Dynamic Insurance Portfolio                                                         PIC
PowerShares Dynamic Oil & Gas Services Portfolio                                                PXJ
PowerShares Dynamic Retail Portfolio                                                            PMR
PowerShares Dynamic Utilities Portfolio                                                         PUI
PowerShares Lux Nanotech Portfolio                                                              PXN

PowerShares FTSE RAFI US 1000 Portfolio                                                   PRF (New York
                                                                                          Stock Exchange)
PowerShares Global Water Portfolio                                                              PHO

* The shares of all of the Funds are listed on the American Stock Exchange, except as noted.

                                                                      APPENDIX B

     The following persons owned of record more than 5% of any class of voting securities of a Fund as of April 21, 2006:

                                 NAME OF FUND                                             BENEFICIAL OWNER      PERCENTAGE HELD
-------------------------------------------------------------------------------------   --------------------   ------------------
PowerShares Dynamic Market Portfolio
PowerShares Dynamic OTC Portfolio
PowerShares Dynamic Large Cap Growth Portfolio
PowerShares Dynamic Large Cap Value Portfolio
PowerShares Dynamic Mid Cap Growth Portfolio
PowerShares Dynamic Mid Cap Value Portfolio
PowerShares Dynamic Small Cap Growth Portfolio
PowerShares Dynamic Small Cap Value Portfolio
PowerShares Zacks Micro Cap Portfolio
PowerShares Golden Dragon Halter USX China Portfolio
PowerShares WilderHill Clean Energy Portfolio
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio
PowerShares Value Line Timeliness(TM) Select Portfolio
PowerShares Aerospace & Defense Portfolio
PowerShares Dynamic Biotechnology & Genome Portfolio
PowerShares Dynamic Leisure and Entertainment Portfolio
PowerShares Dynamic Food & Beverage Portfolio
PowerShares Dynamic Hardware & Consumer Electronics Portfolio
PowerShares Dynamic Media Portfolio
PowerShares Dynamic Networking Portfolio
PowerShares Dynamic Pharmaceuticals Portfolio
PowerShares Dynamic Semiconductors Portfolio
PowerShares Dynamic Software Portfolio
PowerShares Dynamic Telecommunications & Wireless Portfolio
PowerShares Dividend Achievers(TM) Portfolio
PowerShares International Dividend Achievers(TM) Portfolio
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio
PowerShares Zacks Small Cap Portfolio
PowerShares Dynamic Building & Construction Portfolio
PowerShares Dynamic Energy Exploration & Production Portfolio
PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio
PowerShares Dynamic Retail Portfolio
PowerShares Dynamic Utilities Portfolio
PowerShares Lux Nanotech Portfolio
PowerShares FTSE RAFI US 1000 Portfolio
PowerShares Global Water Portfolio

                                                                      APPENDIX C

                                     FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF APRIL 21, 2006
                      ---------------------------------------------------------------------------------------------
                                               DYNAMIC     DYNAMIC                             DYNAMIC     DYNAMIC
                                                LARGE       LARGE      DYNAMIC     DYNAMIC      SMALL       SMALL
                       DYNAMIC     DYNAMIC       CAP         CAP       MID CAP     MID CAP       CAP         CAP
                       MARKET        OTC       GROWTH       VALUE      GROWTH       VALUE      GROWTH       VALUE
 TRUSTEES/OFFICERS    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
-------------------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Ronn R. Bagge
D. Mark McMillan
Philip M. Nussbaum
H. Bruce Bond
John W. Southard
Keith Ovitt
Kevin Gustafson
ALL TRUSTEES AND
   OFFICERS AS
   A GROUP

                               FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF APRIL 21, 2006
                      -------------------------------------------------------------------------------
                                    GOLDEN
                                    DRAGON                  HIGH YIELD
                                    HALTER     WILDERHILL     EQUITY         VALUE LINE
                        ZACKS        USX         CLEAN       DIVIDEND      TIMELINESS(TM)   AEROSPACE
                      MICRO CAP     CHINA       ENERGY     ACHIEVERS(TM)       SELECT       & DEFENSE
 TRUSTEES/OFFICERS    PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------------   ---------   ----------   ----------  -------------   --------------   ---------
Ronn R. Bagge
D. Mark McMillan
Philip M. Nussbaum
H. Bruce Bond
John W. Southard
Keith Ovitt
Kevin Gustafson
ALL TRUSTEES AND
   OFFICERS AS
   A GROUP

                                            FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF APRIL 21, 2006
                      -----------------------------------------------------------------------------------------------------
                                                                    DYNAMIC
                                                                   HARDWARE
                         DYNAMIC         DYNAMIC       DYNAMIC         &
                      BIOTECHNOLOGY    LEISURE AND     FOOD &      CONSUMER      DYNAMIC       DYNAMIC          DYNAMIC
                        & GENOME      ENTERTAINMENT   BEVERAGE    ELECTRONICS     MEDIA      NETWORKING     PHARMACEUTICALS
 TRUSTEES/OFFICERS      PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO        PORTFOLIO
-------------------   -------------   -------------   ---------   -----------   ---------   -------------   ---------------
Ronn R. Bagge
D. Mark McMillan
Philip M. Nussbaum
H. Bruce Bond
John W. Southard
Keith Ovitt
Kevin Gustafson
ALL TRUSTEES AND
   OFFICERS AS
   A GROUP

                           FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF APRIL 21, 2006
                      -------------------------------------------------------------------------------
                                                         DYNAMIC                        INTERNATIONAL
                         DYNAMIC        DYNAMIC    TELECOMMUNICATIONS      DIVIDEND       DIVIDEND
                      SEMICONDUCTORS   SOFTWARE        & WIRELESS        ACHIEVERS(TM)  ACHIEVERS(TM)
 TRUSTEES/OFFICERS      PORTFOLIO      PORTFOLIO        PORTFOLIO          PORTFOLIO      PORTFOLIO
-------------------   --------------   ---------   ------------------   -------------   -------------
Ronn R. Bagge
D. Mark McMillan
Philip M. Nussbaum
H. Bruce Bond
John W. Southard
Keith Ovitt
Kevin Gustafson
ALL TRUSTEES AND
   OFFICERS AS
   A GROUP

                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF APRIL 21, 2006
                      --------------------------------------------------------------------
                                                                         DYNAMIC
                        HIGH GROWTH                       DYNAMIC        ENERGY
                       RATE DIVIDEND                    BUILDING &    EXPLORATION &    DYNAMIC
                       ACHIEVERS(TM)    ZACKS SMALL    CONSTRUCTION    PRODUCTION     INSURANCE
 TRUSTEES/OFFICERS       PORTFOLIO     CAP PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------------   --------------   -------------   ------------   -------------   ---------
Ronn R. Bagge
D. Mark McMillan
Philip M. Nussbaum
H. Bruce Bond
John W. Southard
Keith Ovitt
Kevin Gustafson
ALL TRUSTEES AND
   OFFICERS AS
   A GROUP

                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF APRIL 21, 2006
                      ---------------------------------------------------------------------
                       DYNAMIC
                      OIL & GAS    DYNAMIC     DYNAMIC                   FTSE RAFI
                      SERVICES     RETAIL     UTILITIES   LUX NANOTECH    US 1000    GLOBAL WATER
 TRUSTEES/OFFICERS    PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
-------------------   ---------   ---------   ---------   ------------   ---------   ------------
Ronn R. Bagge
D. Mark McMillan
Philip M. Nussbaum
H. Bruce Bond
John W. Southard
Keith Ovitt
Kevin Gustafson
ALL TRUSTEES AND
   OFFICERS AS
   A GROUP

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

     Agreement made as of [________], 2006, between POWERSHARES EXCHANGE-TRADED FUND TRUST, a Massachusetts business trust ("TRUST"), and POWERSHARES CAPITAL MANAGEMENT LLC ("POWERSHARES CAPITAL MANAGEMENT"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("ADVISERS ACT").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 ACT"), as an open-end management investment company; and

     WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust has offered shares in such series as listed on Schedule A hereto, and may issue shares in any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto (each such series being herein referred to as a "FUND", and collectively as the "FUNDS"); and

     WHEREAS, the Trust desires to retain PowerShares Capital Management as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and PowerShares Capital Management is willing to furnish such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Trust hereby appoints PowerShares Capital Management as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement. PowerShares Capital Management accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.   DUTIES AS INVESTMENT ADVISER.

          (a) Subject to the supervision and direction of the Trust's Board of Trustees ("BOARD"), PowerShares Capital Management will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. PowerShares Capital Management will determine, from time to time, what securities and other investments will be purchased, retained or sold by the Fund. PowerShares Capital Management shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to such Fund's benchmark index in exchange for creation units for each Fund and the securities that will be applicable that day to redemption requests received for such Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust's custodian with respect to such designations).

          (b) PowerShares Capital Management agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Fund, PowerShares Capital Management may, in its discretion, use brokers who provide PowerShares

Capital Management with research, analysis, advice and similar services, and PowerShares Capital Management may cause a Fund to pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to PowerShares Capital Management's determining in good faith that such commission is reasonable in relation to the research and execution services received. In no instance will portfolio securities be purchased from or sold to PowerShares Capital Management, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or any applicable exemptive orders. PowerShares Capital Management may aggregate sales and purchase orders with respect to the assets of the Funds with similar orders being made simultaneously for other accounts advised by PowerShares Capital Management or its affiliates. Whenever PowerShares Capital Management simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by PowerShares Capital Management, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable, over time, to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Funds.

          (c) PowerShares Capital Management will oversee the maintenance of all books and records with respect to the securities transactions of each Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, PowerShares Capital Management hereby agrees that all records which it maintains for the Funds are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-l under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Funds upon request by the Trust.

          (d) PowerShares Capital Management will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments or supplements thereto ("REGISTRATION STATEMENT") or as more frequently requested by the Board.

          (e) The Trust hereby authorizes PowerShares Capital Management and any entity or person associated with PowerShares Capital Management which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Fund, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934 and the rules thereunder, and the Trust hereby consents to the retention of compensation by PowerShares Capital Management or any person or entity associated with PowerShares Capital Management for such transaction.

     3. USE OF NAME. The Trust may use the name "PowerShares" or any variant thereof in connection with the name of the Trust or any of the Funds, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust shall cease to use such a name or any other similar name.

     In no event shall the Trust use the name "PowerShares" or any variant thereof if PowerShares Capital Management's functions are transferred or assigned to a company over which PowerShares Capital Management does not have control or with which it is not affiliated. In the event that this Agreement shall no longer be in effect or PowerShares Capital Management's functions are transferred or assigned to a company over which PowerShares Capital Management does not have control or with which it is not affiliated, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

     4. FURTHER DUTIES. In all matters relating to the performance of this Agreement, PowerShares Capital Management will act in conformity with the Declaration of Trust, By-Laws, and

Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations applicable to the Trust and the Funds.

     5. SERVICES NOT EXCLUSIVE. The services furnished by PowerShares Capital Management hereunder are not to be deemed exclusive and PowerShares Capital Management shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of PowerShares Capital Management, who may also be a Trustee ("BOARD MEMBER"), officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6.   EXPENSES.

          (a) The Trust or a Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by PowerShares Capital Management and acknowledged as otherwise payable by PowerShares Capital Management pursuant to this Agreement, the Fund may reduce the advisory fee payable to PowerShares Capital Management pursuant to paragraph 7 hereof by such amount. To the extent that such deductions exceed the fee payable to PowerShares Capital Management on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates to the extent not otherwise paid by PowerShares Capital Management.

          (b) PowerShares Capital Management will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Board members who are "interested persons" of the Trust as that term is defined in the 1940 Act.

          (c) The payment or assumption by PowerShares Capital Management of any expenses of the Trust or a Fund that PowerShares Capital Management is not required by this Agreement to pay or assume shall not obligate PowerShares Capital Management to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

     7.   COMPENSATION.

          (a) For the services to be provided by PowerShares Capital Management hereunder with respect to each Fund, the Trust shall pay to PowerShares Capital Management an annual advisory fee ("ADVISORY FEE") calculated based on average daily net assets equal to the amounts set forth on Schedule A, attached hereto. Each Fund is responsible for its own expenses, including, but not limited to, investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses incurred in connection with the execution of portfolio securities transactions on behalf of such Fund; expenses incurred in connection with any distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act; licensing fees related to the use of the Fund's benchmark index; litigation expenses; fees and salaries payable to the Trust's Board members and officers who are not "interested persons" of the Trust or PowerShares Capital Management; all expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for those members of the Board who are not "interested persons" of the Trust and extraordinary expenses. PowerShares Capital Management hereby agrees to waive the Advisory Fee and/or pay expenses as set forth on Schedule B attached hereto.

          (b) The Advisory Fee shall be computed and accrued daily based on the average daily net assets of each Fund and paid monthly to PowerShares Capital Management on or before the first business day of the next succeeding calendar month.

          (c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

          (d) For the services provided and the expenses assumed pursuant to this Agreement with respect each Fund listed on Schedule A attached hereto, as it may be amended from time to time, the Trust will pay to PowerShares Capital Management from the assets of such Fund a fee in an amount to be agreed upon between the parties and set forth in Schedule A, attached hereto.

     8.   LIMITATION OF LIABILITY.

          (a) PowerShares Capital Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of PowerShares Capital Management, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of PowerShares Capital Management even though paid by it.

          (b) PowerShares Capital Management is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the Trust and its assets. PowerShares Capital Management shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall PowerShares Capital Management seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. PowerShares Capital Management understands that the rights and obligations of each series of shares of the Trust under the Declaration of Trust are separate and distinct from those of any and all other series.

     9.   DURATION AND TERMINATION.

          (a) This Agreement shall become effective upon the date hereabove written provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Board members of the Trust who are not parties to this Agreement or "interested persons" of any such party ("INDEPENDENT BOARD MEMBERS") cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities.

          (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect until the date set forth for each Fund in Schedule C attached hereto. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of the Independent Board Members of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Fund, by vote of a majority of the outstanding voting securities of such Fund.

          (c) Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to PowerShares Capital Management or by PowerShares Capital Management at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will automatically terminate in the event of its assignment.

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Fund shall be effective until approved by vote of a majority of such Fund's outstanding voting securities.

     11. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that to the extent that the applicable laws of the State of Illinois conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                            POWERSHARES EXCHANGE-TRADED
                                            FUND TRUST
Attest:
                                            By:
By:                                            ------------------------------
     --------------------------------          Name:   Harold Bruce Bond
     Name:   John W. Southard                  Title   Chairman and CEO
     Title:  Treasurer
             PowerShares Exchange-Traded
                      Fund Trust

                                            POWERSHARES CAPITAL
                                            MANAGEMENT LLC

Attest:
                                            By:
By:                                            ------------------------------
     --------------------------------          Name    Harold Bruce Bond
     Name:   John W. Southard                  Title:  President
     Title:  Managing Director
             PowerShares Capital Management

                                   SCHEDULE A

                                                                                                DATE OF
                                                                                               AGREEMENT
                                                                                              APPROVAL BY
                                                                                ADVISORY       BOARD OF
PORTFOLIO                                                                        FEE (%)       TRUSTEES
------------------------------------------------------------------------------  --------   ------------------
PowerShares Dynamic Market Portfolio                                              0.50          3/22/06
PowerShares Dynamic OTC Portfolio                                                 0.50          3/22/06
PowerShares Dynamic Large Cap Growth Portfolio                                    0.50          3/22/06
PowerShares Dynamic Large Cap Value Portfolio                                     0.50          3/22/06
PowerShares Dynamic Mid Cap Growth Portfolio                                      0.50          3/22/06
PowerShares Dynamic Mid Cap Value Portfolio                                       0.50          3/22/06
PowerShares Dynamic Small Cap Growth Portfolio                                    0.50          3/22/06
PowerShares Dynamic Small Cap Value Portfolio                                     0.50          3/22/06
PowerShares Zacks Micro Cap Portfolio                                             0.50          3/22/06
PowerShares Golden Dragon Halter USX China Portfolio                              0.50          3/22/06
PowerShares WilderHill Clean Energy Portfolio                                     0.50          3/22/06
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio                    0.40          3/22/06
PowerShares Value Line Timeliness Select Portfolio                                0.50          3/22/06
PowerShares Aerospace & Defense Portfolio                                         0.50          3/22/06
PowerShares Dynamic Biotechnology & Genome Portfolio                              0.50          3/22/06
PowerShares Dynamic Leisure and Entertainment Portfolio                           0.50          3/22/06
PowerShares Dynamic Food & Beverage Portfolio                                     0.50          3/22/06
PowerShares Dynamic Hardware & Consumer Electronics Portfolio                     0.50          3/22/06
PowerShares Dynamic Media Portfolio                                               0.50          3/22/06
PowerShares Dynamic Networking Portfolio                                          0.50          3/22/06
PowerShares Dynamic Pharmaceuticals Portfolio                                     0.50          3/22/06
PowerShares Dynamic Semiconductors Portfolio                                      0.50          3/22/06
PowerShares Dynamic Software Portfolio                                            0.50          3/22/06
PowerShares Dynamic Telecommunications & Wireless Portfolio                       0.50          3/22/06
PowerShares Dividend Achievers(TM) Portfolio                                      0.40          3/22/06
PowerShares International Dividend Achievers(TM) Portfolio                        0.40          3/22/06
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio                     0.40          3/22/06
PowerShares Zacks Small Cap Portfolio                                             0.50          3/22/06
PowerShares Dynamic Building & Construction Portfolio                             0.50          3/22/06
PowerShares Dynamic Energy Exploration & Production Portfolio                     0.50          3/22/06
PowerShares Dynamic Insurance Portfolio                                           0.50          3/22/06
PowerShares Dynamic Oil & Gas Services Portfolio                                  0.50          3/22/06
PowerShares Dynamic Retail Portfolio                                              0.50          3/22/06
PowerShares Dynamic Utilities Portfolio                                           0.50          3/22/06
PowerShares Lux Nanotech Portfolio                                                0.50          3/22/06
PowerShares FTSE RAFI US 1000 Portfolio                                           0.50          3/22/06
PowerShares Global Water Portfolio                                                0.50          3/22/06

                                   SCHEDULE B

     PowerShares Capital Management agrees to waive the Advisory Fee and/or reimburse expenses as specified below.

     POWERSHARES DYNAMIC MARKET PORTFOLIO AND POWERSHARES DYNAMIC OTC PORTFOLIO

     To the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% at least until April 30, 2007.

     ALL OF THE OTHER FUNDS LISTED ON SCHEDULE A

     To the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the percentage of average daily net assets set forth in Schedule C attached hereto, at least until the date set forth in Schedule C. Except as set forth in Schedule C, the offering costs excluded from the expense cap are: (a) legal fees pertaining to the Trust's shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

                                                                                DATE OF
                                                                    EXPENSE     EXPIRATION OF
PORTFOLIO                                                           CAP (%)     EXPENSE CAP
---------------------------------------------------------------   -----------   -------------
PowerShares Dynamic Market Portfolio                                 0.60       4/30/07
PowerShares Dynamic OTC Portfolio                                    0.60       4/30/07
PowerShares Dynamic Large Cap Growth Portfolio                       0.60       4/30/07
PowerShares Dynamic Large Cap Value Portfolio                        0.60       4/30/07
PowerShares Dynamic Mid Cap Growth Portfolio                         0.60       4/30/07
PowerShares Dynamic Mid Cap Value Portfolio                          0.60       4/30/07
PowerShares Dynamic Small Cap Growth Portfolio                       0.60       4/30/07
PowerShares Dynamic Small Cap Value Portfolio                        0.60       4/30/07
PowerShares Zacks Micro Cap Portfolio                                0.60       4/30/07
PowerShares Golden Dragon Halter USX China Portfolio                 0.60       4/30/07
PowerShares WilderHill Clean Energy Portfolio                        0.60       4/30/07
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio       0.50       4/30/07
PowerShares Value Line Timeliness Select Portfolio                   0.60       4/30/07
PowerShares Aerospace & Defense Portfolio                            0.60       4/30/07
PowerShares Dynamic Biotechnology & Genome Portfolio                 0.60       4/30/07
PowerShares Dynamic Leisure and Entertainment Portfolio              0.60       4/30/07
PowerShares Dynamic Food & Beverage Portfolio                        0.60       4/30/07
PowerShares Dynamic Hardware & Consumer Electronics Portfolio        0.60       4/30/07
PowerShares Dynamic Media Portfolio                                  0.60       4/30/07
PowerShares Dynamic Networking Portfolio                             0.60       4/30/07
PowerShares Dynamic Pharmaceuticals Portfolio                        0.60       4/30/07
PowerShares Dynamic Semiconductors Portfolio                         0.60       4/30/07
PowerShares Dynamic Software Portfolio                               0.60       4/30/07
PowerShares Dynamic Telecommunications & Wireless Portfolio          0.60       4/30/07
PowerShares Dividend Achievers(TM) Portfolio                         0.50       4/30/07
PowerShares International Dividend Achievers(TM) Portfolio           0.50       4/30/07
PowerShares High Growth Rate Dividend Achievers(TM) Portfolio        0.50       4/30/07
PowerShares Zacks Small Cap Portfolio                                0.60       4/30/07
PowerShares Dynamic Building & Construction Portfolio                0.60       4/30/07
PowerShares Dynamic Energy Exploration & Production Portfolio        0.60       4/30/07
PowerShares Dynamic Insurance Portfolio                              0.60       4/30/07
PowerShares Dynamic Oil & Gas Services Portfolio                     0.60       4/30/07
PowerShares Dynamic Retail Portfolio                                 0.60       4/30/07
PowerShares Dynamic Utilities Portfolio                              0.60       4/30/07
PowerShares Lux Nanotech Portfolio                                   0.60       4/30/07
PowerShares FTSE RAFI US 1000 Portfolio                              0.60       4/30/07
PowerShares Global Water Portfolio                                   0.60       4/30/07

                                   PROXY CARD

                     POWERSHARES EXCHANGE-TRADED FUND TRUST

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 14, 2006

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                     POWERSHARES EXCHANGE-TRADED FUND TRUST.

     The undersigned Shareholder(s) of PowerShares Exchange-Traded Fund Trust (the "TRUST") hereby appoint(s) H. Bruce Bond and John Southard, each with full power of substitution, the proxy or proxies to attend the Special Meeting of Shareholders (the "MEETING") of the Trust to be held on June 14, 2006, and any and all adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting on any matters brought before the Meeting, and any and all adjournments thereof, all as set forth in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement. All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. Please date, sign and return promptly.

To Vote by Mail:              Please date, sign and mail your proxy card in the
                              enclosed, postage-paid envelope.

To Vote by Internet:          Please go to the website www.[____________].com.
                              Enter the control number that appears on your proxy card and follow the simple instructions.

To Vote by Telephone:         Please call toll-free 1-800-884-5197. Enter the
                              control number that appears on your proxy card and follow the simple instructions.

     You may vote at the Meeting by contacting the bank, broker-dealer or other third-party intermediary that maintains your account or call toll-free 1-800-884-5197 for additional instructions.

        THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR"
                              ALL OF THE PROPOSALS.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE PROPOSALS HAVE BEEN PROPOSED BY THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE PROPOSALS.

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                 FOR    AGAINST     ABSTAIN
   PROPOSAL 1:                                  -----  ----------  ----------
   1. TO APPROVE THE NEW INVESTMENT ADVISORY     / /      / /         / /
      AGREEMENT BY AND BETWEEN THE TRUST AND
      POWERSHARES CAPITAL MANAGEMENT LLC (THE
      "ADVISER") PURSUANT TO WHICH THE ADVISER
      WILL CONTINUE TO ACT AS INVESTMENT
      ADVISER TO EACH FUND OF THE TRUST.

                                                 FOR    AGAINST     ABSTAIN
   PROPOSAL 2:                                  -----  ----------  ----------
   2. TO APPROVE A CHANGE IN THE                 / /      / /         / /
      CLASSIFICATION OF THE INVESTMENT
      OBJECTIVE OF EACH FUND OF THE TRUST FROM
      A FUNDAMENTAL INVESTMENT POLICY TO A
      NON-FUNDAMENTAL INVESTMENT POLICY.

                                                 FOR    AGAINST     ABSTAIN
   PROPOSAL 3:                                  -----  ----------  ----------
   2. POWERSHARES GOLDEN DRAGON HALTER USX       / /      / /         / /
      CHINA PORTFOLIO ONLY. TO APPROVE A
      CHANGE OF THE CLASSIFICATION OF THE FUND
      FROM A DIVERSIFIED FUND TO A
      NON-DIVERSIFIED FUND.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _________, 2006

_______________________________________  _______________________________________
Signature                                Signature

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                                        2